SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 9. SUBSEQUENT EVENTS

The Company’s management has evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed consolidated financial statements were issued. Based upon this review, other than described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed consolidated financial statements.

The Company held a special meeting of the stockholders (the “Special Meeting”) on October 5, 2023. At the special meeting, the stockholders of the Company approved a proposal to adopt an amendment to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from October 12, 2023 to July 12, 2024 (or such earlier date as determined by the Company’s board of directors). The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on October 11, 2023.

In connection with the vote to approve the proposal to adopt the Charter Amendment at the Special Meeting, holders of 20,849,479 shares of Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.36 per share, for a total aggregate redemption amount of approximately $215.91 million. As a result, approximately $215.91 million was removed from the Trust Account to redeem such shares. After giving effect to such redemption, (i) a total of 30,600,521 shares of Class A common stock remain outstanding, comprised of (a) 29,150,521 shares of Class A common stock which were sold in the Company’s initial public offering, all of which have redemption rights in connection with a stockholder vote to approve the Company’s initial business combination and (b) 1,450,000 shares of Class A common stock held by the Company’s sponsor, none of which have redemption rights in connection with the a stockholder vote to approve the Company’s initial business combination, and (ii) approximately $301.88 million remains in the Trust Account.

In connection with the vote to approve the Charter Amendment, holders of 20,849,479 shares of Class A Common Stock properly exercised their right to redeem their shares of Class A Common Stock for an aggregate redemption amount of approximately $215.91 million. As such, the Company will record a 1% excise tax liability in the amount of approximately $2.16 million on the condensed consolidated balance sheets. The liability will not impact the condensed consolidated statements of operations and will be offset against additional paid-in capital or accumulated deficit if additional paid-in capital is not available. This excise tax liability can be offset within the same taxable year which will be evaluated and adjusted in the period in which the issuances occur.

On October 12, 2023, the Company withdrew $1,157,172 from the Trust Account to pay for tax obligations.

In October and November 2023, the Company received letters from BofA Securities, Inc. (“BofA”), Goldman Sachs & Co. LLC (“Goldman Sachs”), and J.P. Morgan Securities LLC (“J.P. Morgan”), waiving their rights to their portion of the deferred underwriting fee. In aggregate, the underwriting fees waived total approximately $10.5 million dollars.

On November 2, 2023, the Company paid New York State tax and New York City tax of $495,418 and $510,361, respectively.

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.